SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                                May 23, 2002
                                ------------
                               Date of Report


                                TEXTRON INC.
                                ------------
           (Exact name of registrant as specified in its charter)


           Delaware                      1-5480                05-0315468
     -------------------           -----------------       -----------------
 (State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)          Identification No.)


           40 Westminster Street, Providence, Rhode Island 02903
        -------------------------------------------------------------
        (Address of principal executive offices including zip code)


                               (401) 421-2800
             -------------------------------------------------
            (Registrant's telephone number including area code)


                                    N/A
        -----------------------------------------------------------
       (Former name or former address, if changed since last report)





Item 5. Other Events.

This Current Report on Form 8-K files certain exhibits to the Registration Statement on Form S-3 (No. 333-84599) filed by Textron Inc., Textron Capital II and Textron Capital III with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on August 5, 1999.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits:

 Exhibit
   No.                   Exhibit
 --------                -------

1.2(a) Underwriting Agreement, dated May 20, 2002, among Textron Inc. and Salomon Smith Barney Inc., UBS Warburg LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp. and Credit Suisse First Boston Corporation, as underwriters, relating to the offer and sale of $300,000,000 aggregate principal amount of Textron Inc.'s 6.500% Notes due June 1, 2012.

1.2(b)            Form of Underwriting Agreement, Standard Provisions
                  (Debt), dated September 15, 1999 (incorporated by reference to Exhibit 1.2(b) to Textron Inc.'s Current Report on Form 8-K filed on November 19, 2001).

4.7               Form of Note for Textron Inc.'s 6.500% Notes due June 1,
                  2012.

5.2 Opinion of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc.

23.1              Consent of Independent Auditors.

23.3 Consent of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc. (included in Exhibit 5.2).



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TEXTRON INC.
                                            (Registrant)

Date: May 23, 2002
                                            /s/ Mary F. Lovejoy
                                            ---------------------------
                                            By: Mary F. Lovejoy
                                                Vice President and Treasurer




                               EXHIBIT INDEX

  Exhibit
    No.                     Exhibit
  -------                   -------

1.2(a) Underwriting Agreement, dated May 20, 2002, among Textron Inc. and Salomon Smith Barney Inc., UBS Warburg LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp. and Credit Suisse First Boston Corporation, as underwriters, relating to the offer and sale of $300,000,000 aggregate principal amount of Textron Inc.'s 6.500% Notes due June 1, 2012.

1.2(b)            Form of Underwriting Agreement, Standard Provisions
                  (Debt), dated September 15, 1999 (incorporated by reference to Exhibit 1.2(b) to Textron Inc.'s Current Report on Form 8-K filed on November 19, 2001).

4.7               Form of Note for Textron Inc.'s 6.500% Notes due June 1,
                  2012.

5.2 Opinion of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc.

23.1              Consent of Independent Auditors.

23.3 Consent of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc. (included in Exhibit 5.2).